UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2008

Encore Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-33598	76-0655696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nine Greenway Plaza, Suite 1000, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 787-3100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2008 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act", or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 25, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encore Bancshares, Inc. (Registrant)
January 25, 2008 (Date)	/s/ JAMES S. D'AGOSTINO, JR. James S. D'Agostino, Jr. Chairman, President and Chief Executive Officer

Exhibit Index
99.1	Press release dated January 25, 2008